Exhibit 99.2
Park Sterling Corporation 2011Q1 Earnings Conference Call April 28, 2011

Forward Looking Statements This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including expectations regarding the proposed merger with Community Capital Corporation ("Community Capital"), the general business strategy of engaging in bank mergers, organic growth and anticipated asset size, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: inability to obtain regulatory approvals of the Community Capital merger on the proposed terms and schedule; failure of Community Capital's shareholders to approve the merger; failure to realize synergies and other financial benefits from the proposed merger within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling's financial statements; Park Sterling's ability to attract new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 2

Additional Information Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation. In connection with the proposed merger between Park Sterling and Community Capital Corp. ("Community Capital"), Park Sterling will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of Community Capital that also will constitute a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Shareholders are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Community Capital, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com. This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of Park Sterling or Community Capital. Park Sterling and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital's shareholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Community Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011. Information about Community Capital's executive officers and directors can be found in Community Capital's definitive proxy statement in connection with its 2010 Annual Meeting of Shareholders filed with the SEC on April 21, 2010. 3

First Quarter Highlights 4 Key Activities Financial Highlights Entered into merger agreement with Community Capital Corporation (March 30, 2011) Will advance regional banking strategy Attractive financial transaction Compelling contribution to franchise Subject to customary closing conditions* Moved forward with growth initiatives and supporting infrastructure Received approval for de novo branch and added experienced bankers in Charleston, SC Recruited experienced banking team in Research Triangle, NC Expanded leadership in Risk and Finance Added Jean Davis to Board of Directors Completed review of loan portfolio with minimal resulting migration in pass grade credits Risk levels remain elevated, but declining NCOs down $3.8 million (43%) from 2010Q4 NPAs down $6.6 million (15%) from 2010Q4 (Unaudited, except 2010Q4 balance sheet; $ in thousands, except per share amounts) * Closing subject to customary closing conditions including regulatory approval and approval by Community Capital shareholders

5 Disclosure Policy: Management generally will not comment on specific M&A opportunities prior to execution of a merger agreement, nor on new hire opportunities prior to announcement. Charleston Columbia Greenville/ Spartanburg Wilmington Charlotte Research Triangle Piedmont Triad Richmond Hampton Roads Mergers and Acquisitions Organic Growth Received approval for de novo office in Charleston, SC and recruited additional bankers Recruited experienced bankers to lead new Research Triangle, NC initiative Actively recruiting additional bankers to accelerate growth in Greenville-Spartanburg, SC market Near-term focus on successfully launching these de novo offices Pipeline of opportunities across Virginia and the Carolinas remains extremely active Regulatory and economic environment likely to continue increasing pressure on community banks for some time Near-term focus on ensuring successful consummation of Community Capital partnership Strategic Update: Growth Initiatives

Strategic Update: Partnership with Community Capital 6 Financial Overview Will advance regional franchise objective across the Carolinas Will provide attractive source of core deposits Will expand current product capabilities Well positioned to support growth in targeted MSAs Financially attractive Acceptable risk profile Deposit Growth Source: SNL Financial and Company data. Dollars in thousands, except per share amounts. Data as of December 31, 2010 (unless otherwise noted). Merger Highlights

Strategic Update: Pre-Merger Integration Activities 7 Executive Steering Committee Steering Committee Merger Integration Project Office Line of Business Activities Functional Area Activities Consummation Activities Park Sterling Board of Directors Community Capital Board of Directors Legal and regulatory conditions necessary to close transaction Anticipate closing in Third Quarter 2011 Merger Consummation Functional Area Target Design Line of Business Target Design "Day 1": Ensure core processes function effectively at close "Day 2": Position resources to efficiently/effectively support strategic and financial objectives Groups: Operations, IT, Risk Management, Finance, Compliance, Internal Audit, Human Resources "Day 1": Ensure businesses function effectively at close "Day 2": Effectively leverage resources to serve clients and grow revenues across new footprint Groups: Retail Banking, Commercial Banking, Commercial Real Estate, Mortgage Banking, Cash Management/ Treasury Services, Online Banking and Wealth Management

Financial Review: Capital Ratios Remain Strong 8 Tangible Common Equity / Tangible Assets (%) Total Risk Based Capital Ratio (%) Leverage Ratio (%) Summary Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) (Unaudited, except 2010Q4 balance sheet; $ in thousands)

Financial Review: Liquidity Ratios Remain Strong 9 Regulatory Liquidity Ratio (%) Summary Cash & Investments/ Assets (%) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) Gross Loans/ Deposits (%) (Unaudited, except 2010Q4 balance sheet; $ in thousands) (Wholesale Funding includes brokered CDs and FHLB borrowings. Liquidity Ratio follows regulatory definition.)

Financial Review: Funding Profile Continues to Improve 10 2011Q1 Deposit Mix Summary Total Deposits $421.5 million Brokered CD Maturities (Unaudited, except 2010Q4 deposit mix and borrowed funds. $ in thousands) (Wholesale Funding includes brokered CDs and FHLB borrowings.)

Financial Review: Earnings 11 Net Interest Income (Unaudited, except 2010Q4 average funds; $ in thousands) Net interest income increased $59 thousand (2%) to $4.0 million from 2010Q4 Average earning assets declined $38.3 million (6%) Net interest margin (tax equivalent) increased 24 basis points to 2.76% Noninterest Expense Noninterest expenses increased $686 thousand (19%) from 2010Q4 Personnel expenses increased $393 thousand (19%) Legal and professional expenses elevated due to costs associated with being a public company OREO expenses increased due to updated valuations Non-cash stock expenses totaled $446 thousand (11% of total)

12 Loan Portfolio by Risk Grade (Unaudited; $ in thousands) (Loan grade distribution shown before deferred loan fees) 2011Q1 Loan Portfolio Mix Gross Loans $388.2 million Risk Grades: 5 - Lowest Pass, 6 - Criticized, 7 - Classified Asset Quality: Loan Portfolio Profile Completed internal review of HELOC and CRE exposures and accelerated external review (covering 40% of portfolio) Resulted in nominal migration into watch asset grades (5 and worse) of $4.4 million Continued deterioration within watch asset grades as classified loans (grade 7) increased $5. 6 million Percentage of accruing classified loans improved from 11% to 34% 2011Q1 Portfolio Activity

13 Asset Quality: Asset Quality Stabilizing (Unaudited; $ in thousands) * Restructured represents accruing TDRs Asset Quality by Type NPAs / Total Assets (%) NPAs decreased $6.6 million (15%) from 2010Q4 to $34.0 million 90+ day past due and still accruing remain at $0 30-89 day at $3.5 million due to two matured loans under renegotiation Nonaccruals decreased $6.9 million (17%) to $34.0 million $3.0 million in additions offset by $2.6 million in repayments, $0.5 million returned to accruing and $5.6 million in NCOs 56% of nonaccruals continue making scheduled payments Carrying value now 76% from 83% last quarter OREO increased $0.3 million to $1.6 million $0.6 million addition offset by $0.3 million in valuation adjustments NPAs to Total Assets drop from 7.04% to 5.85%

14 Asset Quality: C&D Portfolio Update Sources: Helen Adams (MLS) Charlotte MSA Pending Residential Contracts C&D Exposure Trends 2011Q1 C&D Exposure Mix (Unaudited; $ in thousands) (Loan portfolio details shown before deferred loan fees) Reducing C&D Exposure C&D exposure decreased $13.9 million (14%) in 1Q2011 $3.9 million of reduction due to charge-offs $3.0 million from retired balances and repayments Remaining show continued deterioration although non-accrual balances are down $2.8 million net of charge-offs Non-accruals heavily concentrated in three projects accounting for 40% of exposure C&D nonaccruals carried at 74% of legal balance Charlotte MSA housing reports show some rebound in activity

15 Allowance for loan losses decreased $656 thousand (5%), primarily due to reduction in reserves required for impaired loans following charge-offs "FAS 5" quantitative component increases $1.7 million (27%) Allowance to total loans at 3.03% Net charge-offs decreased $3.9 million (43%) to $5.1 million Provision expense remained elevated due to net charge- offs, but decreased $3.8 million (46%) from 2010Q4 Allowance for Loan and Lease Losses ($) Asset Quality: Allowance for Loan Losses (Unaudited; $ in thousands) Allowance / Total Loans (%) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $400 million to $4 billion in total assets. (Source: SNL) Annualized Net Charge-Offs to Average Loans (%)

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17 Apendix: Reconciliation of Non-GAAP Measures (1) (Unaudited, except 2009Q4; $ in thousands) (1) Tangible assets, tangible common equity, tangible book value and related ratios, as used throughout this presentation, are non-GAAP financial measures. "Tangible assets" equals period end total assets less intangible assets. "Tangible common equity" equals period end common shareholders' equity less intangible assets. "Tangible book value per share" equals period end tangible common equity divided by period end dilutive common shares issued and outstanding. Special Note As contemplated during equity raise, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of bank holding company These 568,260 shares vest one-third each when stock price per share reaches the following performance thresholds for 30 consecutive trading days 125% of offer price ($8.13) 140% of offer price ($9.10) 160% of offer price ($10.40) These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights)